Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Form 10-Q (the “Report”) of Express Scripts, Inc. (the “Company”) for the period ended September 30, 2003, I, Barrett A. Toan, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 29, 2003	BY: /s/ Barrett A. Toan —————————————— Barrett A. Toan Chairman of the Board and Chief Executive Officer Express Scripts, Inc.

A signed original of this written statement required by Section 906 has been provided to Express Scripts, Inc. and will be retained by Express Scripts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.